Exhibit 10.1

GUARDION HEALTH SCIENCES, INC.

STOCK PURCHASE AGREEMENT

This STOCK PURCHASE AGREEMENT (the “Agreement”), dated as of November [__], 2018, is entered into by and between Guardion Health Sciences, Inc., a Delaware corporation (“SELLER”), and each individual or entity named on the Schedule of Buyers attached hereto (each, a “PURCHASER” and all of such individuals or entities, the “PURCHASERS”).

W I T N E S S E T H

A. WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 promulgated thereunder, the SELLER desires to issue and sell to PURCHASER, and PURCHASER desires to purchase from SELLER, securities of SELLER as more fully described in this Agreement (the “Placement”).

B. WHEREAS, SELLER is selling shares of its Common Stock, $0.001 par value (the “Shares”), and SELLER desires to issue and PURCHASER desires to purchase the Shares on the terms and conditions hereinafter set forth.

A G R E E M E N T

NOW THEREFORE, in consideration of the recitals (each of which is incorporated herein by this reference), covenants, conditions, and promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

ARTICLE 1
SALE AND PURCHASE OF THE SHARES

1.1              Sale of the Shares. Subject to the terms and conditions of this Agreement, each PURCHASER agrees, severally and not jointly, to subscribe for and purchase, and upon acceptance by SELLER of each such subscription, it agrees to sell and issue to each PURCHASER, the number of Shares set forth on the signature page to this Agreement. The Shares purchased shall be sold at a cash purchase price of $1.15 per Share (the “Purchase Price”). The date upon which the Company receives the Purchase Price, this Agreement having been fully executed and having all other required approvals obtained or conditions completed, shall be deemed to be the effective date of this Agreement (the “Effective Date”).

1.2              Subscription Acceptance. The Purchase Price will be paid into the accounts of SELLER, not into an escrow or other segregated account, at the time of PURCHASER’s subscription and payment for the Shares issued and sold by SELLER pursuant to this Agreement. The funds paid by the PURCHASERS to SELLER pursuant to the terms of this Agreement will be subject to the creditors of SELLER upon payment by PURCHASER to SELLER. The purchase, sale and issuance of the Shares pursuant to this Agreement shall take place at the offices of Sheppard, Mullin, Richter & Hampton LLP, 333 South Hope Street, Forty-Third Floor, Los Angeles, California 90071, or such other location as the parties shall mutually agree, no later than the second business day following the satisfaction or waiver of the conditions provided in Articles 5 and 6 of this Agreement.

1.3              Form of Payment; Delivery. Substantially concurrently with the delivery of an executed copy of this Agreement to SELLER, the PURCHASER shall deliver to SELLER, for deposit in an account designated by SELLER, the PURCHASER’s Purchase Price against delivery of the Shares being issued and sold.

ARTICLE 2
REPRESENTATIONS AND COVENANTS OF SELLER

The SELLER hereby represents and warrants that:

2.1              It shall transfer title, in and to the Shares, to the PURCHASER free and clear of all liens, security interests, pledges, encumbrances, charges, restrictions, demands and claims, of any kind and nature whatsoever, whether direct or indirect or contingent, except as set forth in Section 2.2 herein.

2.2              The certificate that SELLER shall deliver to the PURCHASER reflecting the Shares being issued to PURCHASER hereunder shall have the following or such other appropriate legend:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

2.3              Due Incorporation. SELLER is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power to own its properties and to carry on its business as currently being conducted. SELLER’s Bylaws, as amended and Certificate of Incorporation, as amended (the “Company Governing Documents”) are available at the SEC’s website,www.sec.gov. SELLER, as of the date hereof, has one subsidiary, VectorVision Ocular Health, Inc, a Delaware corporation. SELLER is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction where the nature of the business conducted or property owned by it makes such qualification necessary, unless the failure to be so qualified or in good standing, as the case may be, would not have or would not reasonably be expected to result in, (i) a material adverse effect on the legality, validity or enforceability of this Agreement or any other document in connection with the Placement, (ii) a material adverse effect on the results of operations, assets, business, prospects or financial condition of SELLER, or (iii) a material adverse effect on SELLER’s ability to perform in any material respect on a timely basis its obligations under this Agreement (any of (i), (ii) or (iii), constituting a “Material Adverse Effect”).

2.4              Capitalization; Ownership of Shares. The authorized capital stock of SELLER consists of 90,000,000 shares of common stock, par value $0.001 per share (the “Common Stock”), and 10,000,000 shares of preferred stock, par value $0.001 per share (the “Preferred Stock”). As of September 30, 2018, there are 45,475,823 shares of Common Stock issued and/or issuable on a fully diluted basis, as follows: 40,329,475 shares of Common Stock are issued and outstanding, all of which are duly authorized, validly issued, fully paid and nonassessable and were not issued in violation of any preemptive rights, and (ii) 5,146,348 shares of Common Stock issuable upon exercise of outstanding warrants and stock options; (collectively the “Securities”). Except for the transactions contemplated hereby and as described herein or in the SELLER’S SEC FILINGS (as defined below), there are no outstanding options, warrants, convertible securities or other rights, agreements, arrangements or commitments relating to the Common Stock or obligating SELLER to issue or sell any shares of Common Stock, or any other interest in, SELLER. All outstanding shares of capital stock of SELLER were issued, sold and delivered in material compliance with all applicable federal and state securities laws. No person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by this Agreement or otherwise. The issue and sale of the Shares will not obligate SELLER to issue shares of Common Stock or other securities to any person (other than the PURCHASERS) and will not result in a right of any holder of SELLER securities to adjust the exercise, conversion, exchange or reset price under such securities.

2.5              Authority; Enforceability. This Agreement and the Securities have been duly authorized, executed and delivered by SELLER and are valid and binding agreements enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights generally and to general principles of equity, and SELLER has full corporate power and authority necessary to enter into this Agreement and to perform its obligations hereunder. All corporate action on the part of SELLER by its officers, directors and stockholders necessary for the authorization, execution and delivery of, and the performance by SELLER of its obligations under this Agreement has been taken.

2.6              Consents. No material consent, approval, authorization or order of any court, governmental agency or body or arbitrator having jurisdiction over SELLER is required for execution of this Agreement and the performance of SELLER’s obligations hereunder.

2.7              No Violation or Conflict. Assuming the representations and warranties of PURCHASER herein are true and correct, neither the execution and delivery of this Agreement nor the issuance and sale of the Shares nor the performance of SELLER’s obligations under this Agreement will:

(i)               violate, conflict with, result in a material breach of, or constitute a material default (or an event which with the giving of notice or the lapse of time or both would be reasonably likely to constitute a material default) or give to others any rights of termination, amendment, acceleration or cancellation under (A) the Company Governing Documents of SELLER, (B) any material decree, judgment, order, law, treaty, rule, regulation or determination applicable to SELLER of any court, governmental agency or body, or arbitrator having jurisdiction over SELLER or any of its affiliates (including federal and state securities laws and regulations) or over the properties or assets of SELLER or any of its affiliates, (C) the terms of any bond, debenture, note or any other evidence of indebtedness, or any agreement, stock option or other similar plan, indenture, lease, mortgage, deed of trust or other instrument to which SELLER or any of its affiliates is a party, by which SELLER or any of its affiliates is bound or affected, or to which any of the properties or assets of SELLER or any of its affiliates is subject, or (D) the terms of any “lock-up” or similar provision of any underwriting or similar agreement to which SELLER, or any of its affiliates is a party except, in the case of clauses (A), (B), (C) or (D) above, the violation, conflict, breach, or default of which would not have a Material Adverse Effect; or

(ii)               result in the creation or imposition of any material lien, charge or encumbrance upon the securities or any of the assets of SELLER or any of its affiliates.

2.8              The Shares. The Shares upon issuance:

(i)               are, or will be, free and clear of any material security interests, liens, claims or other encumbrances, subject to restrictions upon transfer under the Securities Act and any applicable state securities laws;

(ii)               have been, or will be, duly and validly authorized and on the date of issuance will be duly and validly issued, fully paid and nonassessable;

(iii)               will not have been issued or sold in violation of any preemptive or other similar rights of the holders of any securities of SELLER; and

(iv)               will not subject the holders thereof to personal liability by reason of being such holders.

2.9              Litigation. Except as described in SELLER’S SEC FILINGS, there is no pending or, to the knowledge of SELLER, threatened material action, suit, proceeding, inquiry, notice of violation, or investigation before any court, governmental or administrative agency or regulatory body (federal, state, county, local or foreign), or arbitrator having jurisdiction over SELLER, or any of its affiliates that would challenge the legality, validity or enforceability of this Agreement, or otherwise affect the execution by SELLER or the performance by SELLER of its obligations under this Agreement. Except as disclosed herein or in the documents filed by SELLER with the Securities and Exchange Commission (“SEC”) (“SELLER’S SEC FILINGS”), there is no pending or, to the knowledge of SELLER, threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over SELLER, or any of its affiliates which litigation if adversely determined would have a Material Adverse Effect.

2.10          Defaults; Permits. SELLER is (i) not in material default under or in violation of any other material agreement or instrument to which it is a party or by which it or any of its properties are bound or affected, which default or violation would have a Material Adverse Effect, (ii) not in default with respect to any order of any court, arbitrator or governmental body or subject to or party to any order of any court or governmental authority arising out of any action, suit or proceeding under any statute or other law respecting antitrust, monopoly, restraint of trade, unfair competition or similar matters, or (iii) to its knowledge, not in violation of any statute, rule or regulation of any governmental authority which violation would have a Material Adverse Effect. SELLER possesses all material certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct its business other than where the failure to possess such certificates, authorizations or permits, individually or in the aggregate, has not had and would not reasonably be expected to have a Material Adverse Effect. SELLER has not received any notice or otherwise become aware of any proceedings, inquiries or investigations relating to the revocation or modification of any such certificate, authorization or permit.

2.11          No General Solicitation. Neither SELLER nor any of its affiliates will take any action or steps that would cause the offer of the Shares to be integrated with other offerings if such integration would eliminate the securities law exemption relied on hereunder. Neither SELLER nor any of its affiliates, nor to SELLER’s knowledge, any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Shares.

2.12          Disclosure. None of the representations and warranties of in this Agreement contains, or on the Effective Date will contain any untrue statement of a material fact or omits, or will omit, to state any material fact required to be stated herein or therein in order for the statements herein or therein, in light of the circumstances under which they were made, not to be misleading.

2.13          No Undisclosed Liabilities. SELLER has no liabilities or obligations which are material, individually or in the aggregate, which are not disclosed herein or in SELLER’S SEC FILINGS, other than those incurred in the ordinary course of SELLER’s businesses since inception.

2.14          Intellectual Property. SELLER owns, free and clear of claims or rights of any other person, with full right to use, sell, license, sublicense, dispose of, and bring actions for infringement of, or has acquired licenses or other rights to use, all intellectual property necessary for the conduct of its business as presently conducted, other than with respect to “off-the-shelf” software which is generally commercially available and open source software which may be subject to one or more “general public” licenses. The business of SELLER as presently conducted does not, to SELLER’s knowledge, infringe or conflict with any patent, trademark, copyright, or trade secret rights of any third parties or any other intellectual property of any third parties. SELLER has not received written notice from any third party asserting that any intellectual property owned or licensed by SELLER, or which SELLER otherwise has the right to use, is invalid or unenforceable by SELLER and, to SELLER’s knowledge, there is no valid basis for any such claim (whether or not pending or threatened). No claim is pending or, to SELLER’s knowledge, threatened against SELLER nor has SELLER received any written notice or other written claim from any person asserting that any of SELLER’s present or contemplated activities infringe or may infringe in any material respect any intellectual property of such person, and SELLER is not aware of any infringement by any other Person of any material rights of SELLER under any intellectual property rights. SELLER has taken all steps required in accordance with commercially reasonable business practice to establish and preserve its respective ownership in its intellectual property and to keep confidential all material technical information developed by or belonging to SELLER which has not been patented or copyrighted.

2.15          Investment Company Status. SELLER is not, and immediately after receipt of payment for the Shares will not be, an “investment company” or an entity “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended (the “Investment Company Act”).

2.16          Taxes. SELLER (i) has prepared in good faith and duly and timely filed all tax returns required to be filed by it or is on a current extension and such returns are complete and accurate in all material respects and (ii) has paid all taxes required to have been paid by it, except for taxes which it reasonably disputes in good faith or the failure of which to pay has not had or would not reasonably be expected to have a Material Adverse Effect. SELLER has no liability with respect to accrued taxes in excess of the amounts that are described as accrued in the most recent financial statements included in SELLER’S SEC FILINGS.

2.17          Transactions with Related Persons. Except as described in the SELLER’S SEC FILINGS, no officer, director, employee or affiliate of SELLER is or has taken any steps to become a party to any transaction with SELLER (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of SELLER, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

2.18          Reissuance of Securities. SELLER agrees to reissue certificates representing the Shares without the legends set forth above, (a) at such time as the holder thereof is permitted to dispose of the Common Stock without volume or manner of sale restrictions pursuant to Rule 144 in the opinion of counsel reasonably satisfactory to SELLER, or (b) upon resale subject to an effective registration statement concerning the resale of the Shares is registered under the Securities Act. SELLER agrees to cooperate with PURCHASER in connection with all resales pursuant to Rule 144 and to provide legal opinions, at SELLER’s expense, necessary to allow such resales provided SELLER and its counsel receive reasonably requested written representations from PURCHASER and its selling broker, if any.

2.19          Registration Rights.

(i)               Subject to Section 2.19(ii), within 240 days from the Effective Date, SELLER shall file with the SEC a registration statement on Form S-1 (the “Registration Statement”), registering for resale on a continuous or delayed basis in accordance with Securities Act Rule 415(a)(i) the Shares issued to the PURCHASERS, and SELLER shall use its commercially reasonable efforts to cause the Registration Statement to become effective as promptly as practicable following the date the Registration Statement is filed with the SEC and which shall remain effective (or shall be replaced by another registration statement that is and remains effective in accordance with Section 2.19(iii)) through and until at least the earlier of (i) the three (3)-year anniversary of the Effective Date, (ii) the date on which all of the Shares covered by the Registration Statement have been sold or (iii) such time as the Shares may be available for resale by the PURCHASERS pursuant to Rule 144 (as defined below) (the date of the earliest to occur of the events in clause (i), (ii) or (iii) is referred to herein as the “Termination Date”). Notwithstanding anything herein to the contrary, on and after the Termination Date, SELLER may file a post-effective amendment to the Registration Statement (or any replacement thereof) in order to remove any remaining Shares therefrom (or replacement thereof) or otherwise take any action required in order to terminate such Registration Statement (or replacement thereof), and will provide concurrent written notice to PURCHASER. Each of the parties hereto shall bear all of their own expenses incurred in connection with the filing of the Registration Statement and the resale of Shares (pursuant to the Registration Statement or otherwise).

(ii)               Notwithstanding anything to the contrary herein, as a condition to the filing of the Registration Statement, each PURCHASER shall provide to SELLER on a timely basis a completed security holder questionnaire, a form of which is attached hereto as Exhibit A, with responses subject to SELLER’s reasonable approval, and such other information that SELLER requires, including any information requested or in response to any communication with the SEC, from the PURCHASERS in connection with the Registration Statement.

(iii)               Following the filing of the Registration Statement, SELLER shall use its commercially reasonable efforts to prepare and file with the SEC such amendments and supplements to the Registration Statement as may be necessary to keep the Registration Statement effective during the relevant time period through the Termination Date and to comply with the provisions of the Securities Act with respect to the disposition of all Shares covered by such Registration Statement. SELLER’s obligations under this Section 2.19 shall not apply with respect to any Shares which may be sold pursuant to Rule 144; provided, however, that SELLER shall reasonably cooperate, and cause its transfer agent to reasonably cooperate, with the PURCHASER in any sale of such Shares pursuant to Rule 144.

(iv)               Notwithstanding anything to the contrary herein, for a total of not more than one hundred and twenty (120) days in any twelve (12)-month period, SELLER may suspend the use of the Registration Statement in the event that SELLER determines in good faith that such suspension is necessary or reasonably prudent to (i) delay disclosure of material non-public information concerning SELLER, the disclosure of which at that time is not, in the opinion of the Board of Directors of SELLER, in the best interests of SELLER, or (ii) amend or supplement the affected Registration Statement so that the Registration Statement shall not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, not misleading (a “Permitted Delay”); provided, that SELLER shall notify the PURCHASER as promptly as reasonably practicable prior to the commencement of any Permitted Delay to the extent permitted under applicable law. If SELLER suspends any Registration Statement and requires the PURCHASER to cease sales of the Shares pursuant to the Registration Statement, SELLER shall, as promptly as reasonably practicable following the termination of the circumstance which entitled SELLER to do so, take such actions as may be reasonably necessary to file or reinstate the effectiveness of such Registration Statement and give written notice to the PURCHASER authorizing the PURCHASER to resume sales pursuant to such Registration Statement.

ARTICLE 3
REPRESENTATIONS AND COVENANTS OF PURCHASER

3.1              Each PURCHASER hereby represents and warrants that:

(a)               PURCHASER has been given access to SELLER’S SEC FILINGS. PURCHASER and its representatives have had the opportunity to meet with or talk with representatives of SELLER and have had the opportunity to ask questions of, and receive answers from, representatives of SELLER concerning SELLER, and the terms and conditions of the Placement, as well as to obtain any information reasonably requested by PURCHASER. PURCHASER believes that any questions raised by PURCHASER or its representatives have been answered to the satisfaction of PURCHASER and its representatives. PURCHASER’s decision to purchase the Shares is based, in part, on the answers to such questions as PURCHASER and its representatives have raised concerning the Placement, and is based in part on its own evaluation of the risks and merits of the purchase and SELLER’s proposed business activities.

3.2              PURCHASER has been advised that the Shares have not been registered under the Securities Act, or qualified under the securities law of any state, on the ground, among others, that no distribution or public offering of the Shares is to be effected and the Shares will be issued by SELLER in connection with a transaction that does not involve any public offering within the meaning of Section 4(a)(2) of the Securities Act and/or Rule 506 of Regulation D or other appropriate rule or regulation as promulgated by the SEC under the Securities Act, and under any applicable state blue sky authority. PURCHASER understands that SELLER is relying in part on PURCHASER’s representations as set forth herein for purposes of claiming such exemptions and that the basis for such exemptions may not be present if, notwithstanding PURCHASER’s representations, PURCHASER has in mind merely acquiring Shares for resale on the occurrence or nonoccurrence of some predetermined event. PURCHASER has no such intention.

3.3              PURCHASER acknowledges that until such time as the Registration Statement described in Section 2.19 is deemed effective by the SEC, the Shares will be “restricted securities” (as such term is defined in Rule 144 promulgated under the Securities Act (“Rule 144”)), and that the Shares will include appropriate restrictive legends restricting the transfer of such Shares. PURCHASER also acknowledges that (a) any resales of the Shares in compliance with Rule 144 requires a complicated legal and factual analysis and (b) it has both the means and a full and fair opportunity to obtain United States securities counsel prior to any resale of the Shares in compliance with Rule 144.

3.4              The PURCHASER has the full right, power and authority to enter into this Agreement and to carry out and consummate the transaction contemplated herein. This Agreement constitutes the legal, valid and binding obligation of PURCHASER.

3.5              The PURCHASER has carefully reviewed the SELLER SEC FILINGS, in particular the sections of the SELLER SEC FILINGS entitled “Risk Factors”.

3.6              The office or offices of PURCHASER identified on the signature pages hereto as the address of PURCHASER is the location of its principal place of business and such entity is duly organized in its state of formation.

3.7              With respect to PURCHASER, no person or entity will have, as a result of the transactions contemplated by this Agreement, any valid right, interest or claim against or upon SELLER or PURCHASER for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of PURCHASER.

3.8              PURCHASER (i) has had no position, office or other material relationship within the past three years with SELLER or persons or entities known to it to be affiliates of SELLER, and (ii) if PURCHASER is a member of the Financial Industry Regulatory Authority (“FINRA”) or an associated person of a member of FINRA, PURCHASER, together with its affiliates and any other associated persons of such member of FINRA, does not, and at the time of the acceptance by SELLER of PURCHASER’s subscription for Shares pursuant to this Agreement will not, directly or indirectly have a beneficial interest (as determined under FINRA Rule 5130(i)(1)) of more than 50% of the outstanding voting securities of SELLER.

3.9              The PURCHASER acknowledges that investment in the Shares involves substantial risks and is suitable only for persons of adequate financial means who can bear the economic risk of an investment in the Shares for an indefinite period of time and who can afford to suffer a complete loss on their investment in the Shares. PURCHASER further represents that he, she or it:

(1)               has adequate means of providing for its current needs and possible personal contingencies, has no need for liquidity in its investment in the Shares, is able to bear the substantial economic risks of an investment in the Shares for an indefinite period, and can afford to suffer a complete loss of its investment;

(2)               does not have an overall commitment to investments which are not readily marketable that is disproportionate to its net worth, and that its investment in the Shares will not cause such overall commitment to become excessive;

(3)               is acquiring the Shares for its own account, for investment purposes only and not with a view toward resale, assignment or distribution thereof, and no other person has a direct or indirect, beneficial interest, in whole or in part, in such Shares;

(4)               has such knowledge and experience in financial, tax and business matters that he or she is capable of evaluating the merits and risks of an investment in the Shares;

(5)               has been given the opportunity to ask questions of and to receive answers from persons acting on the SELLER’S behalf concerning the terms and conditions of this transaction and also has been given the opportunity to obtain any additional information which the SELLER possesses or can acquire without unreasonable effort or expense. As a result, PURCHASER has available sufficient information concerning the affairs of the SELLER and has been able to evaluate the merits and risks of the investment in the Shares; and

(6)               PURCHASER has been advised by its own legal counsel, or has had the opportunity to engage its own legal counsel, with respect to this Agreement and understands and agrees that (i) it has carefully read and fully understands all of the terms of this Agreement; and (ii) it is under no disability or impairment that affects its decision to sign this Agreement and knowingly and voluntarily intends to be legally bound by this Agreement.

3.10          PURCHASER understands and acknowledges that ownership of Common Stock in certain amounts may subject PURCHASER to reporting and other informational requirements imposed by Section 13 and Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). In addition, without limiting the generality of the foregoing, Section 16(b) of the Exchange Act imposes liability on company "insiders" for realizing short-swing profits relating to SELLER’s securities. PURCHASER is responsible for any and all filing requirements under Section 13 and Section 16 of the Exchange Act. SELLER cannot advise PURCHASER regarding, nor is SELLER responsible for, any PURCHASER filing requirements under Section 13 and Section 16 of the Exchange Act. PURCHASER is urged to seek the advice of counsel with respect to the application of Section 13 and Section 16 of the Exchange Act to PURCHASER’s particular situation, as well as any other consequences arising under U.S. federal or state securities laws or under the laws of any foreign jurisdiction.

3.11          If PURCHASER is not a United States person (as defined by Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended), then:(a) PURCHASER hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Shares or any use of this Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Shares, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale, or transfer of the Shares, (b) PURCHASER’s subscription and payment for and continued beneficial ownership of the Shares will not violate any applicable securities or other laws of the PURCHASER’s jurisdiction and (c)PURCHASER further represents that the representations and warranties set forth on Exhibit B hereto are true and correct.

3.12          PURCHASER agrees, in connection with SELLER’s contemplated initial public offering, (i) not to sell, make short sales of, loan, grant any options for the purchase of, or otherwise dispose of any Shares (other than those shares included in the registration, if any) without the prior written consent of the SELLER or the underwriters managing the initial public offering for one hundred eighty (180) days following the effective date of such registration and (ii) further agrees to execute the lock-up agreement, attached hereto as Exhibit C which substantially reflects (i) above.

3.13          PURCHASER represents that (i) PURCHASER had a prior pre-existing relationship with the Company under the U.S. securities laws and interpretations and (ii) no Securities were offered or sold to PURCHASER by means of any form of general solicitation, and PURCHASER is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or, to the knowledge of such PURCHASER, any other general solicitation or general advertisement. PURCHASER has not become interested in the offering of the Securities as a result of SELLER’s registration statement on Form S-1 (file no. 333-228086) (the “Registration Statement”) or any other registration statement of the Company filed with the SEC or any other securities agency or regulator. PURCHASER understands that there are no assurances that the offering described in the Registration Statement, including the contemplated listing of SELLER’s common stock on the NASDAQ Capital Market, will be successful.

ARTICLE 4
OTHER AGREEMENTS OF THE PARTIES

4.1              Form D; Blue Sky Filings. SELLER shall timely file a Form D with respect to the Shares as required under Regulation D of the Securities Act. SELLER shall take such action as SELLER shall reasonably determine is necessary in order to obtain an exemption for sale to the PURCHASER under applicable securities or “Blue Sky” laws of the states of the United States.

4.2              Use of Proceeds. SELLER shall use the proceeds from the sale of the Shares hereunder for general working capital purposes, including, without limitation, on product development and commercialization, development of intellectual property, purchases of inventory, sales and marketing, and other operating expenses. SELLER shall not use such proceeds: (a) for dividends or distributions on any Securities, (b) to repurchase any Securities, or (c)for the redemption of any Securities.

ARTICLE 5
CONDITIONS PRECEDENT TO SELLER’S OBLIGATIONS TO SELL

The obligation of SELLER hereunder to issue and sell the Shares to the PURCHASERS is subject to the satisfaction, at or before the acceptance of the subscriptions by SELLER from PURCHASERS, of each of the following conditions, provided that these conditions are for SELLER’s sole benefit and may be waived by SELLER at any time in its sole discretion:

5.1              Each PURCHASER acquiring Shares shall have executed this Agreement and delivered it to SELLER.

5.2              Each PURCHASER acquiring Shares shall have paid the PURCHASER’s Purchase Price to SELLER.

5.3              The representations and warranties of the PURCHASERS acquiring Shares shall be true and correct in all material respects as of the date when made and as of the acceptance by SELLER of PURCHASERS’ subscriptions as though made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date), and PURCHASERS shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such PURCHASER at or prior to the acceptance of the PURCHASERS’ subscription for Shares by SELLER.

5.4              SELLER shall have obtained all governmental, regulatory or third party consents and approvals necessary for the sale of the Shares.

5.5              No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by this Agreement.

5.6              Since the date of execution of this Agreement, no event or series of events shall have occurred that resulted, or could reasonably be expected to result, in a Material Adverse Effect.

ARTICLE 6
CONDITIONS PRECEDENT TO PURCHASER’S OBLIGATIONS TO PURCHASE

The obligation of the PURCHASERS hereunder to purchase the Shares is subject to the satisfaction, at or before the acceptance by SELLER of PURCHASERS’ subscription for Shares, of each of the following conditions (in addition to any other conditions precedent elsewhere in this Agreement), provided that these conditions are for the benefit of the PURCHASERS acquiring Shares and may be waived by the PURCHASERS, collectively, at any time in their sole discretion:

6.1              SELLER shall have executed this Agreement and all exhibits hereto and delivered the same to the PURCHASERS.

6.2              SELLER shall have delivered to the transfer agent for the Common Stock issuance instructions and all other documents required by such transfer agent to issue by direct registration in book-entry form in PURCHASERS’ name the number of Shares that each PURCHASER is purchasing.

6.3              The representations and warranties of SELLER shall be true and correct in all material respects as of the date when made and as of SELLER’s acceptance of PURCHASERS’ subscription for Shares as though made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date) and SELLER shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by SELLER at or prior to acceptance of such subscription.

ARTICLE 7
MISCELLANEOUS

7.1              Entire Agreement. This Agreement sets forth the entire agreement and understanding of the parties hereto with respect to the transactions contemplated hereby, and supersedes all prior agreements, arrangements and understandings related to the subject matter hereof. No understanding, promise, inducement, statement of intention, representation, warranty, covenant or condition, written or oral, express or implied, whether by statute or otherwise, has been made by any party hereto which is not embodied in this Agreement or the written statements, certificates, or other documents delivered pursuant hereto or in connection with the transactions contemplated hereby, and no party hereto shall be bound by or liable for any alleged understanding, promise, inducement, statement, representation, warranty, covenant or condition not so set forth.

7.2              Waiver and Amendment. Any term of this Agreement may be amended, terminated or waived only with the written consent of SELLER and PURCHASER.

7.3              Notices. All notices provided for in this Agreement shall be in writing signed by the party giving such notice, and delivered personally or sent by overnight courier or sent by registered or certified mail (air mail if overseas), return receipt requested, electronic mail or facsimile transmission. Notices shall be deemed to have been received on the date of personal delivery, electronic mail, facsimile transmission, or if sent by overnight courier or messenger, shall be deemed to have been received on the next delivery day after deposit with the courier, or if sent by certified or registered mail, return receipt requested, shall be deemed to have been received on the third business day after the date of mailing. Notices shall be sent to the addresses set forth opposite to each parties’ signature below.

7.4              Arbitration. If a dispute or claim shall arise with respect to any of the terms or provisions of this Agreement, or with respect to the performance by either of the parties under this Agreement, then either party may, by notice as herein provided, require that the dispute be submitted under the Commercial Arbitration Rules of the American Arbitration Association to an arbitrator in good standing with the American Arbitration Association within thirty (30) days after such notice is given. The written decision of the single arbitrator ultimately appointed by or for both parties shall be binding and conclusive on the parties. Judgment may be entered on such written decision by the single arbitrator in any court having jurisdiction and the parties consent to the jurisdiction of the State of California for this purpose. Any arbitration undertaken pursuant to the terms of this section shall occur in a venue determined by the SELLER.

7.5              Choice of Law and Venue. This Agreement and the rights of the parties hereunder shall be governed by and construed in accordance with the laws of the State of California including all matters of construction, validity, performance, and enforcement and without giving effect to the principles of conflict of laws. Any action brought by any party hereto shall be brought in a venue determined by the SELLER.

7.6              Jurisdiction. The parties submit to the jurisdiction of the Courts of the State of California, County of San Diego, or a Federal Court empaneled in the State of California, Southern District, for the resolution of all legal disputes arising under the terms of this Agreement, including, but not limited to, enforcement of any arbitration award.

7.7              Counterparts. This Agreement may be executed electronically or via facsimile and in one or more counterparts, each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

7.8              Attorneys’ Fees. Except as otherwise provided herein, if a dispute should arise between the parties including, but not limited to arbitration, the prevailing party shall be reimbursed by the non-prevailing party for all reasonable expenses incurred in resolving such dispute, including reasonable attorneys’ fees exclusive of such amount of attorneys’ fees as shall be a premium for result or for risk of loss under a contingency fee arrangement.

7.9              Taxes. Any income taxes required to be paid in connection with this transaction shall be borne by the party required to make such payment.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Stock Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

GUARDION HEALTH SCIENCES, INC.			Address for Notice:

15150 Avenue of Science, Suite 200
By:			San Diego, CA 92128
	Name:	Michael Favish
	Title:	Chief Executive Officer

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
SIGNATURE PAGE FOR PURCHASER FOLLOWS]

[PURCHASER SIGNATURE PAGE TO GUARDION HEALTH SCIENCES, INC.
STOCK PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Stock Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:

Signature of Authorized Signatory of Purchaser:

Email Address of Authorized Signatory:

Telephone Number of Authorized Signatory:

Address for Notice to Purchaser:

Address for Delivery of Shares to Purchaser (if not same as address for notice):

Recipient:

Purchaser’s Residential Address (if not the same as the address for notice):

Subscription Amount:

Shares of Common Stock:

EIN:

[

SCHEDULE OF BUYERS

(1)	(2)	(3)	(4)
Buyer	Address and Telephone Number	Aggregate Number of Shares	Purchase Price ($)

Total

Exhibit A

GUARDION HEALTH SCIENCES, INC.

Selling Stockholder Notice and Questionnaire

The undersigned (the “Selling Stockholder”) beneficial owner of common stock (the “Registrable Securities”) of GUARDION HEALTH SCIENCES, INC. (the “Company”), understands that the Company has filed or intends to file with the Securities and Exchange Commission (the “Commission”) a registration statement (the “Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities.

Certain legal consequences arise from being named as a selling stockholder in the Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling stockholder in the Registration Statement and the related prospectus.

NOTICE

The undersigned beneficial owner (the “Selling Stockholder”) of Registrable Securities hereby elects to include the Registrable Securities owned by it in the Registration Statement.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:

QUESTIONNAIRE

1.	Name.

(a)	Full Legal Name of Selling Stockholder

(b)	Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities are held:

(c)	Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by this Questionnaire):

2. Address for Notices to Selling Stockholder:

Fax:
Contact Person:

3. Broker-Dealer Status:

(a)	Are you a broker-dealer?

Yes ☐            No ☐

(b)	If “yes” to Section 3(a), did you receive your Registrable Securities as compensation for investment banking services to the Company?

Yes ☐            No ☐

Note:	If “no” to Section 3(b), the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

(c)	Are you an affiliate of a broker-dealer?

Yes ☐            No ☐

(d)	If you are an affiliate of a broker-dealer, do you certify that you purchased the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes ☐            No ☐

Note:	If “no” to Section 3(d), the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

4. Beneficial Ownership of Securities of the Company Owned by the Selling Stockholder.

Except as set forth below in this Item 4, the undersigned is not the beneficial or registered owner of any securities of the Company.

(a)	Type and Amount of securities beneficially owned by the Selling Stockholder:

(b)	Please indicate whether the Registrable Securities will be beneficially owned with sole voting power, shared voting power, sole investment power and/or shared investment power)[1]:

[1]	If not indicated otherwise, it will be assumed that the Selling Stockholder possesses sole voting and sole investment power with respect to all securities listed herein.

5. Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

6. Plan of Distribution:

Except as set forth below, the undersigned, (including its donees or pledgees) intends to distribute the Registrable Securities held by him, her or it that are registered pursuant to the Registration Statement only as follows (if at all): Such Registrable Securities may be sold from time to time directly by the undersigned or, alternatively, through underwriters, broker-dealers or agents or through a combination of these methods, including, without limitation, pursuant to a trading plan adopted pursuant to Rule 10b5-1 under the Securities Exchange Act of 1934, as amended. If the Registrable Securities are sold through underwriters or broker-dealers, the undersigned Selling Stockholder will be responsible for underwriting discounts or commissions or agent’s commissions. Such Registrable Securities may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale, or at negotiated prices. Such sales may be effected in transactions (which may involve block transactions) (i) on any national securities exchange or quotation service on which the Registrable Securities may be listed or quoted at the time of sale, (ii) in the over-the-counter market, (iii) in transactions otherwise than on such exchanges or services or in the over-the-counter market, or (iv) through privately negotiated transactions. In connection with sales of the Registrable Securities or otherwise, the undersigned Selling Stockholder may enter into derivative hedging transactions with broker-dealers or other third parties, which may in turn engage in short sales of the Registrable Securities and deliver Registrable Securities to close out such short positions, or loan or pledge Registrable Securities to broker-dealers that in turn may sell such securities.

State any exceptions here:

The undersigned agrees to promptly notify the Company of any material inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective; provided, that the undersigned shall not be required to notify the Company of any changes to the number of securities held or owned by the undersigned or its affiliates.

The undersigned acknowledges that it understands its obligation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and the rules thereunder relating to stock manipulation, particularly Regulation M thereunder (or any successor rules or regulations), in connection with any offering of the Registrable Securities pursuant to the Registration Statement. The undersigned agrees that neither it nor any person acting on its behalf will engage in any transaction in violation of such provisions.

As a condition for the validity of this questionnaire for the purposes of the Stock Purchase Agreement to which this questionnaire is attached, the undersigned Selling Stockholder hereby agrees to, severally and not jointly, indemnify and hold harmless the Company and, where applicable, its directors and officers and any person who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended, and the successors and assigns of all of the foregoing persons from any and all losses directly or indirectly caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the prospectus included therein, or any prospectus supplement and, if applicable and permitted to be used in connection with any transaction, any free writing prospectus, including in each case, any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (each, a “Violation”), in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with the information included in this Selling Stockholder Notice and Questionnaire, which the undersigned Selling Stockholder is hereby informed is expressly for use in the Registration Statement and the prospectus included therein, and any other written information (if any) furnished by such Selling Stockholder relating to such Selling Stockholder and the ownership of its shares under an instrument duly executed and delivered by such Selling Stockholder to the Company and stated to be expressly for use in connection with the Registration Statement and the prospectus included therein.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 6 and the inclusion of such information in the Registration Statement and the related prospectus and any amendments or supplements thereto. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus and any amendments or supplements thereto.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Date:	Beneficial Owner:

By:

Name:
Title:

PLEASE FAX A COPY (OR EMAIL A .PDF COPY) OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE TO:

Sheppard Mullin Richter & Hampton LLP

333 South Hope Street

Forty-Third Floor

Los Angeles, California 90071

Attention: David Sunkin, Esq.

Email: DSunkin@sheppardmullin.com

Exhibit B

Investment Representations. In connection with the acquisition of the Shares, PURCHASER represents to SELLER the following:

Not a “U.S. Person”. PURCHASER is not a “U.S. Person” as defined in Rule 902 of Regulation S promulgated under the Securities Act of 1933, as amended (the “Securities Act”), and was not organized under the laws of any United States jurisdiction. At the time the purchase order for this transaction was originated, PURCHASER was outside the United States.

Intent. PURCHASER is purchasing the Shares solely for investment purposes, for the PURCHASER’s own account and not for the account or benefit of any U.S. Person, and not with a view towards the distribution or dissemination thereof and PURCHASER has no present arrangement to sell the Shares to or through any person or entity. PURCHASER understands that the Shares must be held indefinitely unless such the Shares are resold in accordance with the provisions of Regulation S, are subsequently registered under the Securities Act or an exemption from registration is available.

Restrictions on Transfer. PURCHASER understands that the Shares are being offered in a transaction not involving a public offering in the United States within the meaning of the Securities Act. The Shares have not been registered under the Securities Act, and, if in the future PURCHASER decides to offer, resell, pledge or otherwise transfer the Shares, such Shares may be offered, resold, pledged or otherwise transferred only (i) pursuant to an effective registration statement filed under the Securities Act, (ii) to a non-U.S. Person in an offshore transaction in accordance with Rule 903 or Rule 904 of Regulation S of the Securities Act, (iii) pursuant to the resale limitations set forth in Rule 905 of Regulation S, (iv) pursuant to an exemption from registration under the Securities Act provided by Rule 144 thereunder (if available), or (v) pursuant to any other exemption from the registration requirements of the Securities Act, and in each case in accordance with any applicable securities laws of any state of the United States or any other jurisdiction. PURCHASER acknowledges, agrees and covenants that it will not engage in hedging transactions with regard to the Shares prior to the expiration of the distribution compliance period specified in Rule 903 of Regulation S promulgated under the Securities Act, unless in compliance with the Securities Act. PURCHASER agrees that if any transfer of its Shares or any interest therein is proposed to be made, as a condition precedent to any such transfer, PURCHASER may be required to deliver to SELLER an opinion of counsel satisfactory to SELLER. Absent registration or another exemption from registration, PURCHASER agrees that it will not resell the securities constituting the Shares to U.S. Persons or within the United States.

Sophisticated Investor.

PURCHASER is sophisticated in financial matters and is able to evaluate the risks and benefits of the investment in the Shares.

PURCHASER is able to bear the economic risk of its investment in the Shares for an indefinite period of time because none of the Shares have been registered under the Securities Act and therefore cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is available.

Independent Investigation. PURCHASER, in making the decision to purchase the Shares, has relied upon an independent investigation of SELLER and has not relied upon any information or representations made by any third parties or upon any oral or written representations or assurances from SELLER, its officers, directors or employees or any other representatives or agents of SELLER, other than as set forth in this Agreement. PURCHASER is familiar with the business, operations and financial condition of SELLER and has had an opportunity to ask questions of, and receive answers from, SELLER’s officers and directors concerning SELLER and the terms and conditions of the offering of the Shares and has had full access to such other information concerning SELLER as the PURCHASER has requested.

Authority. This Agreement has been validly authorized, executed and delivered by PURCHASER and is a valid and binding agreement enforceable in accordance with its terms, subject to the general principles of equity and to bankruptcy or other laws affecting the enforcement of creditors’ rights generally. The execution, delivery and performance of this Agreement by PURCHASER does not and will not conflict with, violate or cause a breach of any agreement, contract or instrument to which PURCHASER is a party.

No Legal Advice from Company or its Legal Counsel. PURCHASER acknowledges that it has had the opportunity to review this Agreement and the transactions contemplated by this Agreement and the other agreements entered into between the parties hereto with PURCHASER’s own legal counsel and investment and tax advisors. Except for any statements or representations of SELLER made in this Agreement and the other agreements entered into between the parties hereto, PURCHASER is relying solely on such counsel and advisors and not on any statements or representations of SELLER or any of its representatives or agents or legal counsel for legal, tax or investment advice with respect to this investment, the transactions contemplated by this Agreement or the securities laws of any jurisdiction.

Reliance on Representations and Warranties. PURCHASER understands that the Shares are being offered and sold to PURCHASER in reliance on specific provisions of United States federal securities laws and that SELLER is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of PURCHASER set forth in this Agreement in order to determine the applicability of such provisions.

No Advertisements. PURCHASER is not subscribing for the Shares as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio, or presented at any seminar or meeting. PURCHASER acknowledges and agrees that neither SELLER, any of its respective affiliates nor any person acting on behalf of any of the foregoing made any “directed selling efforts” as defined in Rule 902 of Regulation S promulgated under the Securities Act in the United States.

Legend. PURCHASER acknowledges and agrees that the Shares shall bear restricted legends, in the form and substance as set forth in this Agreement, prohibiting the offer, sale, pledge or transfer of the securities, except (i) pursuant to an effective registration statement filed under the Securities Act, (ii) in accordance with the applicable provisions of Regulation S, promulgated under the Securities Act, (iii) pursuant to an exemption from registration provided by Rule 144 under the Securities Act (if available), and (iv) pursuant to any other exemption from the registration requirements of the Securities Act.

Restrictive Legends. In order to reflect the restrictions on the disposition of the Shares, the stock certificates for the Shares will be endorsed with restrictive legends, including the following or such other appropriate legends:

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER THE ACT, (B) TO A NON U.S. PERSON IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE ACT, (C) PURSUANT TO THE RESALE LIMITATIONS SET FORTH IN RULE 905 OF REGULATION S UNDER THE ACT, (D) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE ACT (IF AVAILABLE), OR (E) PURSUANT TO ANY OTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION.”

If required by the authorities of any state in connection with the issuance of the Shares, the legend or legends required by such state authorities shall also be endorsed on all such certificates.

Exhibit C

Lock-Up Agreement

Date: November [_], 2018

WallachBeth Capital, LLC

As Representative of the Underwriters
c/o WallachBeth Capital, LLC

100 Wall Street, Suite 6600

New York, NY 10006

Ladies and Gentlemen:

The undersigned understands that you, as representative (the “Representative”), propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) with Guardion Health Sciences, Inc., a Delaware corporation (the “Company”), providing for the public offering (the “Public Offering”) of shares of common stock, par value $0.001 per share, of the Company (the “Shares”).

To induce the Representative to continue their efforts in connection with the Public Offering, the undersigned hereby agrees that, without the prior written consent of the Representative, the undersigned will not, during the period commencing on the date hereof and ending 180 days after the date of the Underwriting Agreement (the “Lock-Up Period”), (1) offer, pledge, sell, contract to sell, grant, lend, or otherwise transfer or dispose of, directly or indirectly, any Shares or any securities convertible into or exercisable or exchangeable for Shares, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition (collectively, the “Lock-Up Securities”); (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Lock-Up Securities, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Lock-Up Securities, in cash or otherwise; (3) make any demand for or exercise any right with respect to the registration of any Lock-Up Securities; or (4) publicly disclose the intention to make any offer, sale, pledge or disposition, or to enter into any transaction, swap, hedge or other arrangement relating to any Lock-Up Securities. Notwithstanding the foregoing, and subject to the conditions below, the undersigned may transfer Lock-Up Securities without the prior written consent of the Representative in connection with (a) transactions relating to Lock-Up Securities acquired in open market transactions after the completion of the Public Offering; provided that no filing under Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), shall be required or shall be voluntarily made in connection with subsequent sales of Lock-Up Securities acquired in such open market transactions; (b) transfers of Lock-Up Securities as a bona fide gift, by will or intestacy or to a family member or trust for the benefit of the undersigned or a family member (for purposes of this lock-up agreement, “family member” means any relationship by blood, marriage or adoption, not more remote than first cousin); (c) transfers of Lock-Up Securities to a charity or educational institution; (d) if the undersigned, directly or indirectly, controls a corporation, partnership, limited liability company or other business entity, any transfers of Lock-Up Securities to any shareholder, partner or member of, or owner of similar equity interests in, the undersigned, as the case may be, (e) if required by the terms of a qualified domestic relations order; provided that in the case of any transfer pursuant to the foregoing clauses (b), (c) or (d), (i) any such transfer shall not involve a disposition for value, (ii) each transferee shall sign and deliver to the Representative a lock-up agreement substantially in the form of this lock-up agreement and (iii) no filing under Section 16(a) of the Exchange Act shall be required or shall be voluntarily made. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the undersigned’s Lock-Up Securities except in compliance with this lock-up agreement.

The Representative agrees that, if the undersigned is an executive officer or director of the Company, at least three (3) business days before the effective date of any release or waiver of the foregoing restrictions in connection with a transfer of Lock-Up Securities, the Representative will notify the Company of the impending release or waiver; and the Company has agreed in the Underwriting Agreement to announce the impending release or waiver by press release through a major news service at least two (2) business days before the effective date of the release or waiver. Any release or waiver granted by the Representative hereunder to any such officer or director shall only be effective two (2) business days after the publication date of such press release. The provisions of this paragraph will not apply if (a) the release or waiver is effected solely to permit a transfer of Lock-Up Securities not for consideration and (b) the transferee has agreed in writing to be bound by the same terms described in this lock-up agreement to the extent and for the duration that such terms remain in effect at the time of such transfer.

No provision in this agreement shall be deemed to restrict or prohibit the exercise, exchange or conversion by the undersigned of any securities exercisable or exchangeable for or convertible into Shares, as applicable; provided that the undersigned does not transfer the Shares acquired on such exercise, exchange or conversion during the Lock-Up Period, unless otherwise permitted pursuant to the terms of this lock-up agreement. In addition, no provision herein shall be deemed to restrict or prohibit the entry into or modification of a so-called “10b5-1” plan at any time (other than the entry into or modification of such a plan in such a manner as to cause the sale of any Lock-Up Securities within the Lock-Up Period).

The undersigned understands that the Company and the Representative are relying upon this lock-up agreement in proceeding toward consummation of the Public Offering. The undersigned further understands that this lock-up agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors and assigns.

The undersigned understands that, if the Underwriting Agreement is not executed by March 31, 2019 or if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Shares to be sold thereunder, then this lock-up agreement shall be void and of no further force or effect.

Whether or not the Public Offering actually occurs depends on a number of factors, including market conditions. Any Public Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Company and the Representative.

Very truly yours,

(Name)

Signature)